UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 19, 2019

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On August 19, 2019, eHealthInsurance Services, Inc. (“ESI”), a wholly-owned subsidiary of eHealth, Inc. (the “Company”), executed a First Amendment to Lease (the “Lease Amendment”) with Augustine Bowers LLC (the “Landlord”) to amend the Lease Agreement dated April 25, 2018 (the “Lease”) relating to ESI’s office space in Santa Clara, California. The Lease Amendment provides for the expansion of the premises by approximately 13,165 rentable square feet (the “Expansion Space”). Upon inclusion of the Expansion Space, ESI will lease approximately 45,657 rentable square feet of office space (the “Premises”) from Landlord. The term of the Lease for the Expansion Space will commence on April 15, 2020 (the “Expansion Space Lease Commencement Date”) and run conterminous with the term of the Lease for the existing space, which is scheduled to expire on March 31, 2029. The total base rent for the Expansion Space beginning on the Expansion Space Lease Commencement Date through the expiration date of the Lease is expected to be $6,811,432. In addition to a monthly base rent, the Company will pay to the Landlord as additional rent its proportionate share of certain operating expenses, insurance costs and taxes with respect to the Expansion Space beginning on January 15, 2020. The Landlord also agreed to contribute up to $789,900 toward tenant improvements for the Expansion Space.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Lease between Augustine Bowers LLC and eHealthInsurance Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 21, 2019	/s/ Derek N. Yung Derek N. Yung SVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Lease between Augustine Bowers LLC and eHealthInsurance Services, Inc.